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                           EXHIBIT 23.2



             CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 22, 1995, on our audit of the financial statements of Berry Petroleum Company.



COOPERS & LYBRAND L.L.P.
/s/ Coopers & Lybrand L.L.P.



Los Angeles, California
July 14, 1995